FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 24, 2001


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
             ------------------------------------------------------
           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                    333-77499                         43-1843179
                    333-77499-01                      43-1843177
                  ---------------                  ----------------
             (Commission File Number)   (Federal Employer Identification Number)

             12405 Powerscourt Drive
               St. Louis, Missouri                          63131
               -------------------                          -----
     (Address of Principal Executive Offices)             (Zip Code)

       (Registrant's telephone number, including area code) (314) 965-0555




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ITEM 5. OTHER ITEMS.

       On September 24, 2001, Charter Communications Holdings, LLC ("Charter Holdings") and its wholly owned subsidiary Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc. (the "Company"), announced that Jerry Kent, President and Chief Executive Officer of the Company, had advised the Company that he did not intend to extend his employment agreement, which runs through December 23, 2001. Accordingly, Mr. Kent and the Company have mutually agreed to terminate his employment as President and Chief Executive Officer of the Company, and that Mr. Kent would resign from its Board of Directors effective September 28, 2001. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS.

     99.1  Press release dated September 24, 2001 *

------------------------------

     *     filed herewith

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER COMMUNICATIONS HOLDINGS, LLC
                                   Registrant


                                   By: /s/ KENT D. KALKWARF
                                       --------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer and Principal Accounting Officer)


Dated: September 24, 2001

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                   CORPORATION
                                   Registrant


                                   By: /s/ KENT D. KALKWARF
                                       --------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer and Principal Accounting Officer)


Dated: September 24, 2001



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EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1      Press release dated September 24, 2001.